Exhibit 10.1

SEVENTH AMENDMENT TO
FOURTH AMENDED AND RESTATED RECEIVABLES
FUNDING AND ADMINISTRATION AGREEMENT

This SEVENTH AMENDMENT to FOURTH AMENDED AND RESTATED RECEIVABLES FUNDING AND ADMINISTRATION AGREEMENT (this “Amendment”), dated as of July 31, 2014, is entered into by and among SIT FUNDING CORPORATION (the “Borrower”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Committed Lender, PNC, as Managing Agent for the PNC Lender Group, SUMITOMO MITSUI BANKING CORPORATION (“SMBC”), as a Committed Lender, MANHATTAN ASSET FUNDING COMPANY LLC (“MAFC”), as a Discretionary Lender, SMBC NIKKO SECURITIES AMERICA, INC. (“SMBC Nikko”), as Administrator for the SMBC Discretionary Lender and as Managing Agent for the SMBC Lender Group, LIBERTY STREET FUNDING LLC (“Liberty Street”), as a Discretionary Lender, and THE BANK OF NOVA SCOTIA (“BNS”), as a Committed Lender, as Administrative Agent for the Committed Lenders and Discretionary Lenders, as Administrator for the BNS Discretionary Lender and as Managing Agent for the BNS Lender Group.

RECITALS

A.WHEREAS, the Borrower, PNC, SMBC, MAFC, SMBC Nikko, Liberty Street and BNS are parties to that certain Fourth Amended and Restated Receivables Funding and Administration Agreement, dated as of November 12, 2010 (together with all exhibits and schedules thereto, and as heretofore amended, restated or supplemented, the “RFA”); and

B.WHEREAS, the Borrower, PNC, SMBC, MAFC, SMBC Nikko, Liberty Street and BNS desire to amend and modify certain terms of the RFA as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Annex X to the RFA shall have the same meanings herein as in Annex X to the RFA.

2.Amendment. Section 8.01(t) of the RFA is hereby amended and restated in its entirety as follows:
“(t)    (i) the Default Trigger Ratio shall exceed 2.75%; (ii) the Delinquency Trigger Ratio shall exceed (A) from July 31, 2014 to, but excluding, November 1, 2014, 8.5% or (B) on or after November 1, 2014, 7.5%; (iii) the Dilution Trigger Ratio shall exceed 5.5%; or (iv) the Receivables Collection Turnover Trigger shall exceed

(A) from July 31, 2014 to, but excluding, November 1, 2014, 50 days or (B) on or after November 1, 2014, 45 days; or”.
1.    Representations and Warranties. The Borrower represents and warrants as follows:
(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(b)    This Amendment has been duly executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)    No consent, approval, authorization or order of, or filing (except for any filing required by federal securities laws), registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Amendment that has not already been obtained.
(d)    The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its organization documents or (ii) violate, contravene or conflict in any material respect with any laws applicable to the Borrower.
(e)    Immediately after giving effect to this Amendment, (i) the representations and warranties of the Borrower set forth in the RFA shall be true and correct (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof, in which case, such representations and warranties shall be true and correct as of such other date) and (ii) no Termination Event or Incipient Termination Event shall have occurred and be continuing.
2.    Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the RFA shall remain in full force and effect. After this Amendment becomes effective, all references in the RFA to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the RFA shall be deemed to be references to the RFA as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the RFA other than as set forth herein.
3.    Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto.
4.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

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5.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
6.    Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.
7.    Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the RFA or any provision hereof or thereof.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.
SIT FUNDING CORPORATION,
as the Borrower

By:___/s/ Marshall W. Witt__________________
Name: Marshall W. Witt
Title: Chief Financial Officer

S-1	Seventh Amendment to Fourth Amended and Restated Receivables Funding and Administration Agreement (Synnex)

THE BANK OF NOVA SCOTIA,
as a Lender, as Administrator for
Liberty Street Funding LLC,
as Managing Agent for the
BNS Lender Group and
as the BNS Committed Lender

By:___/s/ Diane Emanuel__________________
Name:     Diane Emanuel
Title:    Managing Director

LIBERTY STREET FUNDING LLC,
as a Lender and the BNS Discretionary Lender

By:___/s/ Jill A. Russo____________________
Name:    Jill A. Russo
Title:    Vice President

THE BANK OF NOVA SCOTIA,
as Administrative Agent

By:___/s/ Diane Emanuel__________________
Name:     Diane Emanuel
Title:    Managing Director

S-2	Seventh Amendment to Fourth Amended and Restated Receivables Funding and Administration Agreement (Synnex)

PNC BANK, NATIONAL ASSOCIATION,
as Managing Agent for the PNC Lender Group
By:___/s/ Mark Falcione____________________
Name:    Mark Falcione
Title:    Executive Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender and as the PNC Committed Lender

By:___/s/ Mark Falcione____________________
Name:    Mark Falcione
Title:    Executive Vice President

S-3	Seventh Amendment to Fourth Amended and Restated Receivables Funding and Administration Agreement (Synnex)

SMBC NIKKO SECURITIES AMERICA, INC.,
as Administrator for
Manhattan Asset Funding Company LLC
and as Managing Agent for the
SMBC Lender Group

By:__/s/ Naoya Miyagaki_____________________
Name:    Naoya Miyagaki
Title:    President

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender and the SMBC Committed Lender

By:__/s/ Yasufumi Morita____________________
Name:    Yasufumi Morita
Title:    Vice President

MANHATTAN ASSET FUNDING COMPANY LLC, as a Lender and
the SMBC Discretionary Lender

By:    MAF RECEIVABLES CORP.,
its sole member

By:__/s/ Michael R. Newell___________________
Name:    Michael R. Newell
Title:    Vice President

S-4	Seventh Amendment to Fourth Amended and Restated Receivables Funding and Administration Agreement (Synnex)